INTANGIBLE ASSETS, NET - Schedule of estimated amortization expense of intangible assets (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2024 CNY (¥)	Dec. 31, 2024 USD ($)	Dec. 31, 2023 CNY (¥)
Amortization expense of intangible assets
2025	¥ 170,753	$ 23,393
2026	167,108	22,894
2027	153,554	21,037
2028	52,562	7,201
2029 and thereafter	150,903	20,673
Intangible assets, net	¥ 694,880	$ 95,198	¥ 834,478